Exhibit 99.2

Supplemental Financial Information

First Quarter 2025

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Corporate & Other Distributed Products segment - financial results	13
Investment portfolio	14-16
Five-year historical key statistics	17

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2024.

2 of 17

Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2025

This document is a financial supplement to our first quarter 2024 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements for continuing operations and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Operating adjustments also exclude the gain recognized for insurance proceeds from a Representation and Warranty insurance policy purchased in connection with the 2021 acquisition of e-TeleQuote Insurance, Inc. and subsidiaries (e-TeleQuote). We exclude this as it represents a non-recurring item that causes incomparability in the Company’s results. Operating adjustments also exclude corporate restructuring and related charges associated with the decision to exit the senior health business. We exclude these charges as they are not useful in evaluating the Company’s ongoing operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments and the valuation allowance recognized for e-TeleQuote's state net operating losses (NOLs). We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications, primarily related to the presentation of the senior health business’ results of operations as discontinued operations on the Company’s statements of income. However, balance sheet amounts have not been restated for prior periods to separately present the assets and liabilities related to discontinued operations, which primarily included goodwill, other assets and income taxes. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 17

Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,456,543	$3,502,298	$3,629,584	$3,714,983	$3,784,534
Securities held to maturity	1,376,400	1,353,370	1,330,430	1,303,880	1,285,340
Total investments and cash	4,832,943	4,855,668	4,960,014	5,018,863	5,069,874
Reinsurance recoverables	2,920,417	2,833,055	2,873,528	2,744,165	2,722,544
Deferred policy acquisition costs	3,503,940	3,566,126	3,636,964	3,680,430	3,742,693
Goodwill	127,707	—	—	—	—
Other assets	1,189,436	1,056,890	943,524	929,277	935,802
Separate account assets	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098
Total assets	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010

Liabilities:
Future policy benefits	$6,548,050	$6,436,332	$6,919,418	$6,503,064	$6,637,937
Other policy liabilities	954,350	908,419	911,485	906,280	907,038
Other liabilities	839,550	807,108	626,663	720,248	692,224
Debt obligations	593,909	594,110	594,311	594,512	594,713
Surplus note	1,376,028	1,353,014	1,330,090	1,303,556	1,285,032
Payable under securities lending	76,648	90,995	85,236	86,034	97,560
Separate account liabilities	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098
Total liabilities	12,723,446	12,443,945	12,868,340	12,322,981	12,332,601

Stockholders’ equity:
Common stock ($0.01 par value) (1)	346	340	335	334	330
Paid-in capital	—	—	—	—	—
Retained earnings	2,285,944	2,122,839	2,132,015	2,231,483	2,253,435
Treasury stock	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)
Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599
Cumulative translation adjustment	(11,698)	(15,514)	(10,771)	(34,767)	(35,191)
Total stockholders’ equity	2,185,908	2,121,759	1,946,827	2,259,041	2,256,409
Total liabilities and stockholders' equity	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$2,185,908	$2,121,759	$1,946,827	$2,259,041	$2,256,409
Less: Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599
Adjusted stockholders’ equity	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,275,062	$2,274,592	$2,107,665	$2,121,579	$2,197,050
Net Income	137,904	1,171	164,373	167,071	169,051
Shareholder dividends	(26,256)	(25,835)	(30,515)	(30,207)	(34,736)
Retirement of shares and warrants	(116,563)	(142,744)	(129,672)	(45,703)	(126,637)
Net foreign currency translation adjustment	(9,463)	(3,817)	4,744	(23,996)	(424)
Other, net	13,909	4,297	4,986	8,307	14,270
Balance, end of period	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,447,234	$3,503,940	$3,566,126	$3,636,964	$3,680,430
General expenses deferred	11,156	11,235	11,424	10,805	10,883
Commission costs deferred	125,811	127,800	130,964	128,734	130,162
Amortization of deferred policy acquisition costs	(72,049)	(73,643)	(75,539)	(76,905)	(78,550)
Foreign currency impact and other, net	(8,211)	(3,207)	3,988	(19,167)	(232)
Balance, end of period	$3,503,940	$3,566,126	$3,636,964	$3,680,430	$3,742,693

(1)
Outstanding common shares exclude restricted stock units.

4 of 17

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q1	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824	34,383,344	33,834,080	33,481,533	33,292,459	(1,590,365)	-4.6%	34,882,824	33,292,459	(1,590,365)	-4.6%

Net income from continuing operations	$148,414	$209,301	$194,737	$167,678	$169,051	$20,637	13.9%	$148,414	$169,051	$20,637	13.9%
Less income attributable to unvested participating securities	(608)	(96)	(704)	(537)	(585)	23	3.8%	(608)	(585)	23	3.8%
Net income used in computing basic EPS	$147,806	$209,205	$194,033	$167,141	$168,466	$20,661	14.0%	$147,806	$168,466	$20,661	14.0%
Basic earnings per share	$4.24	$6.08	$5.73	$4.99	$5.06	$0.82	19.3%	$4.24	$5.06	$0.82	19.3%

Adjusted net operating income	$147,515	$170,964	$193,187	$169,231	$168,068	$20,553	13.9%	$147,515	$168,068	$20,553	13.9%
Less operating income attributable to unvested participating securities	(612)	(634)	(719)	(542)	(581)	31	5.1%	(612)	(581)	31	5.1%
Adjusted net operating income used in computing basic operating EPS	$146,902	$170,330	$192,467	$168,689	$167,487	$20,584	14.0%	$146,902	$167,487	$20,584	14.0%
Basic adjusted operating income per share	$4.21	$4.95	$5.69	$5.04	$5.03	$0.82	19.5%	$4.21	$5.03	$0.82	19.5%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824	34,383,344	33,834,080	33,481,533	33,292,459	(1,590,365)	-4.6%	34,882,824	33,292,459	(1,590,365)	-4.6%
Dilutive impact of contingently issuable shares	53,938	56,591	56,960	59,672	49,670	(4,268)	-7.9%	53,938	49,670	(4,268)	-7.9%
Shares used to calculate diluted EPS	34,936,762	34,439,935	33,891,040	33,541,205	33,342,129	(1,594,633)	-4.6%	34,936,762	33,342,129	(1,594,633)	-4.6%

Net income from continuing operations	$148,414	$209,301	$194,737	$167,678	$169,051	$20,637	13.9%	$148,414	$169,051	$20,637	13.9%
Less income attributable to unvested participating securities	(607)	(96)	(703)	(536)	(584)	23	3.8%	(607)	(584)	23	3.8%
Net income used in computing diluted EPS	$147,807	$209,205	$194,034	$167,141	$168,467	$20,661	14.0%	$147,807	$168,467	$20,661	14.0%
Diluted earnings per share	$4.23	$6.07	$5.72	$4.98	$5.05	$0.82	19.4%	$4.23	$5.05	$0.82	19.4%

Adjusted net operating income	$147,515	$170,964	$193,187	$169,231	$168,068	$20,553	13.9%	$147,515	$168,068	$20,553	13.9%
Less operating income attributable to unvested participating securities	(612)	(633)	(718)	(542)	(580)	31	5.1%	(612)	(580)	31	5.1%
Adjusted net operating income used in computing diluted operating EPS	$146,903	$170,330	$192,468	$168,690	$167,487	$20,584	14.0%	$146,903	$167,487	$20,584	14.0%
Diluted adjusted operating income per share	$4.20	$4.95	$5.68	$5.03	$5.02	$0.82	19.5%	$4.20	$5.02	$0.82	19.5%

Annualized Return on Equity
Average stockholders' equity	$2,125,938	$2,153,834	$2,034,293	$2,102,934	$2,257,725	$131,787	6.2%	$2,125,938	$2,257,725	$131,787	6.2%
Average adjusted stockholders' equity	$2,274,827	$2,191,128	$2,114,622	$2,159,315	$2,207,812	$(67,015)	-2.9%	$2,274,827	$2,207,812	$(67,015)	-2.9%

Net income from continuing ops return on stockholders' equity	27.9%	38.9%	38.3%	31.9%	30.0%	2.0%	nm	27.9%	30.0%	2.0%	nm
Net income from continuing ops return on adjusted stockholders' equity	26.1%	38.2%	36.8%	31.1%	30.6%	4.5%	nm	26.1%	30.6%	4.5%	nm

Adjusted net operating income return on adjusted stockholders' equity	25.9%	31.2%	36.5%	31.3%	30.4%	4.5%	nm	25.9%	30.4%	4.5%	nm

Capital Structure
Debt-to-capital (1)	21.4%	21.9%	23.4%	20.8%	20.9%	-0.5%	nm	21.4%	20.9%	-0.5%	nm
Debt-to-capital, excluding AOCI (1)	20.6%	21.9%	21.8%	21.0%	20.9%	0.3%	nm	20.6%	20.9%	0.3%	nm

Cash and invested assets to stockholders' equity	2.2	x	2.3	x	2.5	x	2.2	x	2.2	x	0.0	x	nm	2.2	x	2.2	x	0.0	x	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.3	x	2.3	x	2.3	x	2.3	x	0.2	x	nm	2.1	x	2.3	x	0.2	x	nm

Share count, end of period (2)	34,609,005	33,993,897	33,508,129	33,367,737	33,022,554	(1,586,451)	-4.6%	34,609,005	33,022,554	(1,586,451)	-4.6%
Adjusted stockholders' equity per share	$65.72	$62.00	$63.32	$65.84	$67.18	$1.46	2.2%	$65.72	$67.18	$1.46	2.2%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1	A1	A1	A1	A1	na	na	na	na	na	na
S&P	AA-	AA-	AA-	AA-	AA-	na	na	na	na	na	na
A.M. Best	A+	A+	A+	A+	A+	na	na	na	na	na	na

Holding Company Senior Debt Ratings
Moody's	Baa1	Baa1	Baa1	Baa1	Baa1	na	na	na	na	na	na
S&P	A-	A-	A-	A-	A-	na	na	na	na	na	na
A.M. Best	a-	a-	a-	a-	a-	na	na	na	na	na	na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

5 of 17

Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$841,046	$845,358	$852,452	$854,748	$858,845				$17,798	2.1%	$841,046	$858,845	$17,798	2.1%
Ceded premiums	(409,764)	(427,561)	(412,645)	(414,463)	(410,521)				(758)	-0.2%	(409,764)	(410,521)	(758)	-0.2%
Net premiums	431,283	417,797	439,807	440,285	448,323				17,041	4.0%	431,283	448,323	17,041	4.0%
Net investment income	37,806	38,452	41,109	38,134	41,671				3,865	10.2%	37,806	41,671	3,865	10.2%
Commissions and fees:
Sales-based (1)	88,746	101,178	96,269	108,240	111,270				22,524	25.4%	88,746	111,270	22,524	25.4%
Asset-based (2)	128,532	132,765	142,051	150,208	152,014				23,482	18.3%	128,532	152,014	23,482	18.3%
Account-based (3)	23,180	23,740	24,107	24,245	24,195				1,015	4.4%	23,180	24,195	1,015	4.4%
Other commissions and fees	8,487	10,511	9,474	11,158	9,477				991	11.7%	8,487	9,477	991	11.7%
Investment (losses) gains	1,305	(99)	2,209	(1,179)	757				(548)	nm	1,305	757	(548)	nm
Other, net	16,611	66,612	19,103	17,020	17,135				524	3.2%	16,611	17,135	524	3.2%
Total revenues	735,950	790,955	774,129	788,110	804,843				68,893	9.4%	735,950	804,843	68,893	9.4%
Benefits and expenses:
Benefits and claims	166,321	150,030	164,363	167,449	174,862				8,540	5.1%	166,321	174,862	8,540	5.1%
Future policy benefits remeasurement (gain)/loss	55	(4,329)	(23,019)	1,374	(3,273)				(3,328)	nm	55	(3,273)	(3,328)	nm
Amortization of DAC	72,049	73,643	75,539	76,905	78,550				6,501	9.0%	72,049	78,550	6,501	9.0%
Insurance commissions	9,634	7,399	7,180	7,795	6,124				(3,509)	-36.4%	9,634	6,124	(3,509)	-36.4%
Insurance expenses	63,149	62,685	63,529	66,256	64,805				1,656	2.6%	63,149	64,805	1,656	2.6%
Sales commissions:
Sales-based (1)	62,814	70,509	66,333	75,926	77,267				14,453	23.0%	62,814	77,267	14,453	23.0%
Asset-based (2)	64,208	66,525	71,012	76,298	76,246				12,038	18.7%	64,208	76,246	12,038	18.7%
Other sales commissions	4,117	5,120	4,909	5,479	4,605				488	11.9%	4,117	4,605	488	11.9%
Interest expense	6,771	6,099	6,093	6,070	6,004				(767)	-11.3%	6,771	6,004	(767)	-11.3%
Other operating expenses	93,443	80,506	83,612	86,046	98,338				4,895	5.2%	93,443	98,338	4,895	5.2%
Total benefits and expenses	542,561	518,186	519,551	569,598	583,528				40,967	7.6%	542,561	583,528	40,967	7.6%
Income from continuing operations before income taxes	193,389	272,769	254,578	218,512	221,315				27,926	14.4%	193,389	221,315	27,926	14.4%
Income taxes	44,975	63,467	59,841	50,835	52,264				7,289	16.2%	44,975	52,264	7,289	16.2%
Net Income from continuing operations	148,414	209,301	194,737	167,678	169,051				20,637	13.9%	148,414	169,051	20,637	13.9%
Net Loss from discontinued operations net of tax	(10,510)	(208,131)	(30,364)	(606)	—				10,510	100.0%	(10,510)	—	10,510	100.0%
Net Income	$137,904	$1,171	$164,373	$167,071	$169,051				$31,147	22.6%	$137,904	$169,051	$31,147	22.6%

Income from Continuing Operations Before Income Taxes by Segment

Term Life Insurance	$138,367	$147,780	$178,353	$139,541	$146,785				$8,418	6.1%	$138,367	$146,785	$8,418	6.1%
Investment & Savings Products	65,563	74,783	79,912	81,988	81,270				15,708	24.0%	65,563	81,270	15,708	24.0%
Corporate & Other Distributed Products	(10,542)	50,206	(3,687)	(3,017)	(6,741)				3,801	36.1%	(10,542)	(6,741)	3,801	36.1%
Income before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315				$27,926	14.4%	$193,389	$221,315	$27,926	14.4%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430				$18,110	2.2%	$836,321	$854,430	$18,110	2.2%
Less: Premiums ceded to IPO Coinsurers	206,502	201,566	198,726	195,039	191,477				(15,025)	-7.3%	206,502	191,477	(15,025)	-7.3%
Term Life Insurance adjusted direct premiums	$629,819	$639,102	$648,900	$655,628	$662,953				$33,135	5.3%	$629,819	$662,953	$33,135	5.3%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(408,558)	$(426,348)	$(411,526)	$(412,916)	$(409,334)				$(776)	-0.2%	$(408,558)	$(409,334)	$(776)	-0.2%
Less: Premiums ceded to IPO Coinsurers	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)				15,025	7.3%	(206,502)	(191,477)	15,025	7.3%
Term Life Insurance other ceded premiums	$(202,056)	$(224,782)	$(212,800)	$(217,876)	$(217,857)				$(15,801)	-7.8%	$(202,056)	$(217,857)	$(15,801)	-7.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$37,806	$38,452	$41,109	$38,134	$41,671				$3,865	10.2%	$37,806	$41,671	$3,865	10.2%
Less: MTM investment adjustments	(137)	189	1,830	(846)	530				nm	nm	(137)	530	nm	nm
Adjusted net investment income	$37,943	$38,263	$39,279	$38,980	$41,141				$3,198	8.4%	$37,943	$41,141	$3,198	8.4%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$93,443	$80,506	$83,612	$86,046	$98,338				$4,895	5.2%	$93,443	$98,338	$4,895	5.2%
Less: Restructuring costs	—	824	2,013	—	—				nm	nm	—	—	nm	nm
Adjusted other operating expenses	$93,443	$79,682	$81,599	$86,046	$98,338				$4,895	5.2%	$93,443	$98,338	$4,895	5.2%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$735,950	$790,955	$774,129	$788,110	$804,843				$68,893	9.4%	$735,950	$804,843	$68,893	9.4%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757				nm	nm	1,305	757	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530				nm	nm	(137)	530	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—				nm	nm	—	—	nm	nm
Adjusted operating revenues	$734,781	$740,865	$770,089	$790,135	$803,556				$68,775	9.4%	$734,781	$803,556	$68,775	9.4%

Reconciliation from Income from Continuing Operations Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315				$27,926	14.4%	$193,389	$221,315	$27,926	14.4%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757				nm	nm	1,305	757	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530				nm	nm	(137)	530	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—				nm	nm	—	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—				nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$192,220	$223,503	$252,552	$220,537	$220,028				$27,808	14.5%	$192,220	$220,028	$27,808	14.5%

Reconciliation from Net Income from Continuing Operations to Adjusted Net Operating Income
Net income from continuing operations	$148,414	$209,301	$194,737	$167,678	$169,051				$20,637	13.9%	$148,414	$169,051	$20,637	13.9%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757				nm	nm	1,305	757	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530				nm	nm	(137)	530	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—				nm	nm	—	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—				nm	nm	—	—	nm	nm
Less: Tax impact of preceding items	(269)	152	(476)	471	(304)				nm	nm	(269)	(304)	nm	nm
Less: Valuation allowance on Senior Health NOLs	—	(11,080)	—	—	—				nm	nm	—	—	nm	nm
Adjusted net operating income	$147,515	$170,964	$193,187	$169,231	$168,068				$20,553	13.9%	$147,515	$168,068	$20,553	13.9%

7 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(10,542)	$50,206	$(3,687)	$(3,017)	$(6,741)				$3,801	36.1%	$(10,542)	$(6,741)	$3,801	36.1%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757				nm	nm	1,305	757	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530				nm	nm	(137)	530	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—				nm	nm	—	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—				nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)				$3,682	31.4%	$(11,710)	$(8,028)	$3,682	31.4%

8 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$836,321	$840,668	$847,626	$850,667	$854,430				$18,110	2.2%	$836,321	$854,430	$18,110	2.2%
Premiums ceded to IPO coinsurers (1)	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)				15,025	7.3%	(206,502)	(191,477)	15,025	7.3%
Adjusted direct premiums (2)	629,819	639,102	648,900	655,628	662,953				33,135	5.3%	629,819	662,953	33,135	5.3%
Other ceded premiums (3)	(202,056)	(224,782)	(212,800)	(217,876)	(217,857)				(15,801)	-7.8%	(202,056)	(217,857)	(15,801)	-7.8%
Net premiums	427,762	414,320	436,099	437,752	445,096				17,334	4.1%	427,762	445,096	17,334	4.1%
Other, net	12,649	12,624	14,206	12,826	12,745				96	0.8%	12,649	12,745	96	0.8%
Revenues	440,412	426,944	450,305	450,578	457,842				17,430	4.0%	440,412	457,842	17,430	4.0%

Benefits and expenses:
Benefits and claims	163,847	146,268	160,652	164,588	171,243				7,396	4.5%	163,847	171,243	7,396	4.5%
Future policy benefits remeasurement (gain)/loss	(319)	(4,280)	(28,203)	1,537	(3,402)				(3,083)	nm	(319)	(3,402)	(3,083)	nm
Amortization of DAC	70,491	71,916	73,698	75,383	76,921				6,430	9.1%	70,491	76,921	6,430	9.1%
Insurance commissions	6,047	3,785	3,410	4,422	2,649				(3,398)	-56.2%	6,047	2,649	(3,398)	-56.2%
Insurance expenses	61,979	61,476	62,395	65,107	63,645				1,667	2.7%	61,979	63,645	1,667	2.7%
Benefits and expenses	302,044	279,164	271,952	311,037	311,056				9,012	3.0%	302,044	311,056	9,012	3.0%
Income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785				$8,418	6.1%	$138,367	$146,785	$8,418	6.1%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$508,687	$517,691	$525,697	$530,867	$538,072				$29,385	5.8%	$508,687	$538,072	$29,385	5.8%
Pre-IPO direct premiums (5)	327,634	322,977	321,929	319,800	316,359				(11,275)	-3.4%	327,634	316,359	(11,275)	-3.4%
Total direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430				$18,110	2.2%	$836,321	$854,430	$18,110	2.2%

Premiums ceded to IPO coinsurers	$206,502	$201,566	$198,726	$195,039	$191,477				$(15,025)	-7.3%	$206,502	$191,477	$(15,025)	-7.3%
% of Pre-IPO direct premiums	63.0%	62.4%	61.7%	61.0%	60.5%				nm	nm	63.0%	60.5%	nm	nm

Benefits and claims, net (6)	$365,584	$366,770	$345,249	$384,002	$385,698				$20,114	5.5%	$365,584	$385,698	$20,114	5.5%
% of adjusted direct premiums	58.0%	57.4%	53.2%	58.6%	58.2%				nm	nm	58.0%	58.2%	nm	nm

DAC amortization & insurance commissions	$76,538	$75,701	$77,108	$79,805	$79,570				$3,032	4.0%	$76,538	$79,570	$3,032	4.0%
% of adjusted direct premiums	12.2%	11.8%	11.9%	12.2%	12.0%				nm	nm	12.2%	12.0%	nm	nm

Insurance expenses, net (7)	$49,329	$48,851	$48,189	$52,281	$50,900				$1,571	3.2%	$49,329	$50,900	$1,571	3.2%
% of adjusted direct premiums	7.8%	7.6%	7.4%	8.0%	7.7%				nm	nm	7.8%	7.7%	nm	nm

Total Term Life income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785				$8,418	6.1%	$138,367	$146,785	$8,418	6.1%
Term Life operating margin (8)	22.0%	23.1%	27.5%	21.3%	22.1%				nm	nm	22.0%	22.1%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	141,572	142,855	145,789	148,890	151,611				10,039	7.1%	141,572	151,611	10,039	7.1%
New life-licensed representatives	12,949	14,402	14,349	14,620	12,339				(610)	-4.7%	12,949	12,339	(610)	-4.7%
Non-renewal and terminated representatives	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)				(117)	-1.0%	(11,666)	(11,783)	(117)	-1.0%
Life-insurance licensed sales force, end of period	142,855	145,789	148,890	151,611	152,167				9,312	6.5%	142,855	152,167	9,312	6.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$73.1	$86.7	$80.2	$78.1	$74.4				$1.4	1.9%	$73.1	$74.4	$1.4	1.9%
Additions and increases in premium	18.1	19.9	18.8	17.9	18.5				0.4	2.3%	18.1	18.5	0.4	2.3%
Total estimated annualized issued term life premium	$91.2	$106.5	$99.0	$96.0	$93.0				$1.8	2.0%	$91.2	$93.0	$1.8	2.0%

Issued term life policies	86,587	100,768	93,377	89,664	86,415				(172)	-0.2%	86,587	86,415	(172)	-0.2%
Estimated average annualized issued term life premium per policy (1)(2)	$844	$860	$859	$871	$861				$18	2.1%	$844	$861	$18	2.1%

Term life face amount in-force, beginning of period ($mills)	$944,609	$947,101	$950,880	$957,811	$953,583				$8,974	0.9%	$944,609	$953,583	$8,974	0.9%
Issued term life face amount (3)	28,725	33,155	30,793	29,560	28,455				(271)	-0.9%	28,725	28,455	(271)	-0.9%
Terminated term life face amount	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)				(1,657)	-7.1%	(23,323)	(24,979)	(1,657)	-7.1%
Foreign currency impact, net	(2,911)	(1,134)	1,402	(6,744)	(77)				2,834	97.4%	(2,911)	(77)	2,834	97.4%
Term life face amount in-force, end of period	$947,101	$950,880	$957,811	$953,583	$956,981				$9,881	1.0%	$947,101	$956,981	$9,881	1.0%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 17

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands, except as noted)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$88,746	$101,178	$96,269	$108,240	$111,270				$22,524	25.4%	$88,746	$111,270	$22,524	25.4%
Asset-based	128,532	132,765	142,051	150,208	152,014				23,482	18.3%	128,532	152,014	23,482	18.3%
Account-based	23,180	23,740	24,107	24,245	24,195				1,015	4.4%	23,180	24,195	1,015	4.4%
Other, net	3,258	3,224	3,646	3,355	3,333				74	2.3%	3,258	3,333	74	2.3%
Revenues	243,716	260,906	266,073	286,048	290,812				47,096	19.3%	243,716	290,812	47,096	19.3%

Benefits and expenses:
Amortization of DAC	1,201	1,478	1,540	1,225	1,337				136	11.3%	1,201	1,337	136	11.3%
Insurance commissions	3,400	3,343	3,499	3,397	3,277				(123)	-3.6%	3,400	3,277	(123)	-3.6%
Sales commissions:
Sales-based	62,814	70,509	66,333	75,926	77,267				14,453	23.0%	62,814	77,267	14,453	23.0%
Asset-based	64,208	66,525	71,012	76,298	76,246				12,038	18.7%	64,208	76,246	12,038	18.7%
Other operating expenses	46,531	44,269	43,778	47,214	51,414				4,884	10.5%	46,531	51,414	4,884	10.5%
Benefits and expenses	178,153	186,123	186,161	204,060	209,541				31,388	17.6%	178,153	209,541	31,388	17.6%
Income before income taxes	$65,563	$74,783	$79,912	$81,988	$81,270				$15,708	24.0%	$65,563	$81,270	$15,708	24.0%

Financial Analysis

Fees paid based on client asset values (1)	$9,342	$9,548	$10,156	$11,213	$10,915				$1,573	16.8%	$9,342	$10,915	$1,573	16.8%
Fees paid based on fee-generating positions (2)	11,426	10,483	10,392	10,538	12,410				985	8.6%	11,426	12,410	985	8.6%
Other operating expenses	25,763	24,238	23,230	25,463	28,089				2,326	9.0%	25,763	28,089	2,326	9.0%
Total other operating expenses	$46,531	$44,269	$43,778	$47,214	$51,414				$4,884	10.5%	$46,531	$51,414	$4,884	10.5%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.25%	1.33%	1.37%	1.35%	1.37%				nm	nm	1.25%	1.37%	nm	nm
Canada	0.48%	0.37%	0.34%	0.31%	0.35%				nm	nm	0.48%	0.35%	nm	nm
Total	1.19%	1.27%	1.31%	1.27%	1.28%				nm	nm	1.19%	1.28%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.041%	0.041%	0.042%	0.042%	0.043%				nm	nm	0.041%	0.043%	nm	nm
Canada	0.104%	0.104%	0.109%	0.109%	0.113%				nm	nm	0.104%	0.113%	nm	nm
Total	0.051%	0.050%	0.052%	0.052%	0.053%				nm	nm	0.051%	0.053%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.67	$4.10	$4.21	$4.18	$3.57				nm	nm	$3.67	$3.57	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 17

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,162.2	$1,228.6	$1,162.7	$1,241.3	$1,317.9				$155.8	13.4%	$1,162.2	$1,317.9	$155.8	13.4%
Canada Retail Mutual Funds	179.6	147.6	146.2	192.1	220.7				41.1	22.9%	179.6	220.7	41.1	22.9%
Indexed Annuities	81.0	98.0	89.5	86.7	71.1				(9.9)	-12.2%	81.0	71.1	(9.9)	-12.2%
Variable Annuities and other	756.0	941.4	891.5	1,023.8	1,038.9				282.9	37.4%	756.0	1,038.9	282.9	37.4%
Total sales-based revenue generating product sales	2,178.8	2,415.6	2,289.9	2,543.9	2,648.6				469.8	21.6%	2,178.8	2,648.6	469.8	21.6%
Managed Accounts	370.9	456.1	411.9	548.7	596.7				225.8	60.9%	370.9	596.7	225.8	60.9%
Canada Retail Mutual Funds - no upfront sales comm	197.7	196.5	189.4	213.9	296.4				98.6	49.9%	197.7	296.4	98.6	49.9%
Segregated Funds	23.0	14.8	13.9	14.0	17.7				(5.3)	-22.9%	23.0	17.7	(5.3)	-22.9%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3				$789.0	28.5%	$2,770.4	$3,559.3	$789.0	28.5%

Total Canada Retail Mutual Funds	$377.4	$344.1	$335.6	$406.0	$517.1				$139.7	37.0%	$377.4	$517.1	$139.7	37.0%
Segregated Funds	23.0	14.8	13.9	14.0	17.7				(5.3)	-22.9%	23.0	17.7	(5.3)	-22.9%
Total Canada product sales	400.4	358.8	349.5	420.1	534.8				134.4	33.6%	400.4	534.8	134.4	33.6%
Total U.S. product sales	2,370.0	2,724.1	2,555.6	2,900.5	3,024.6				654.6	27.6%	2,370.0	3,024.6	654.6	27.6%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3				$789.0	28.5%	$2,770.4	$3,559.3	$789.0	28.5%

Client asset values, beginning of period ($mills)	$96,735	$103,340	$105,112	$111,247	$112,081				$15,346	15.9%	$96,735	$112,081	$15,346	15.9%
Inflows	2,770	3,083	2,905	3,321	3,559				789	28.5%	2,770	3,559	789	28.5%
Outflows (1)	(2,497)	(2,660)	(2,461)	(2,590)	(2,721)				(224)	-9.0%	(2,497)	(2,721)	(224)	-9.0%
Net flows	274	423	444	731	839				565	nm	274	839	565	nm
Foreign currency impact, net	(392)	(163)	203	(1,022)	(12)				380	96.9%	(392)	(12)	380	96.9%
Change in market value, net and other (2)	6,724	1,512	5,487	1,126	(3,000)				(9,723)	-144.6%	6,724	(3,000)	(9,723)	-144.6%
Client asset values, end of period	$103,340	$105,112	$111,247	$112,081	$109,908				$6,567	6.4%	$103,340	$109,908	$6,567	6.4%
Annualized net flows as % of beginning of period asset values	1.1%	1.6%	1.7%	2.6%	3.0%				1.9%	nm	1.1%	3.0%	1.9%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$49,013	$50,560	$52,721	$54,630	$54,649				$5,636	11.5%	$49,013	$54,649	$5,636	11.5%
Canada Retail Mutual Funds	12,850	13,259	13,959	14,442	14,555				1,705	13.3%	12,850	14,555	1,705	13.3%
Managed Accounts	8,806	9,376	10,216	11,010	11,537				2,731	31.0%	8,806	11,537	2,731	31.0%
Indexed Annuities	2,824	2,868	2,908	2,959	3,003				179	6.3%	2,824	3,003	179	6.3%
Variable Annuities and other	23,665	24,663	26,014	26,970	27,086				3,421	14.5%	23,665	27,086	3,421	14.5%
Segregated Funds	2,344	2,266	2,334	2,312	2,189				(155)	-6.6%	2,344	2,189	(155)	-6.6%
Total	$99,502	$102,993	$108,152	$112,323	$113,018				$13,516	13.6%	$99,502	$113,018	$13,516	13.6%

Canada Retail Mutual Funds	$12,850	$13,259	$13,959	$14,442	$14,555				$1,705	13.3%	$12,850	$14,555	$1,705	13.3%
Segregated Funds	2,344	2,266	2,334	2,312	2,189				(155)	-6.6%	2,344	2,189	(155)	-6.6%
Total Canada average client assets	15,194	15,526	16,293	16,754	16,743				1,550	10.2%	15,194	16,743	1,550	10.2%
Total U.S. average client assets	84,308	87,468	91,858	95,570	96,274				11,966	14.2%	84,308	96,274	11,966	14.2%
Total average client assets	$99,502	$102,993	$108,152	$112,323	$113,018				$13,516	13.6%	$99,502	$113,018	$13,516	13.6%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,359	2,378	2,393	2,407	2,419				60	2.6%	2,359	2,419	60	2.6%
Recordkeeping only	847	857	865	874	885				38	4.4%	847	885	38	4.4%
Total	3,206	3,235	3,258	3,281	3,304				98	3.1%	3,206	3,304	98	3.1%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 17

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,725	$4,690	$4,826	$4,081	$4,414				$(311)	-6.6%	$4,725	$4,414	$(311)	-6.6%
Ceded premiums	(1,205)	(1,213)	(1,118)	(1,548)	(1,187)				18	1.5%	(1,205)	(1,187)	18	1.5%
Net premiums	3,520	3,477	3,708	2,533	3,227				(293)	-8.3%	3,520	3,227	(293)	-8.3%
Adjusted net investment income	37,943	38,263	39,279	38,980	41,141				3,198	8.4%	37,943	41,141	3,198	8.4%
Commissions and fees:
Prepaid legal services	3,591	3,924	4,070	4,373	3,682				90	2.5%	3,591	3,682	90	2.5%
Auto and homeowners insurance	1,777	2,413	1,375	2,280	1,966				188	10.6%	1,777	1,966	188	10.6%
Mortgage loans	1,499	2,211	2,384	2,750	2,129				629	42.0%	1,499	2,129	629	42.0%
Other sales commissions	1,618	1,963	1,645	1,755	1,701				83	5.1%	1,618	1,701	83	5.1%
Adjusted other, net	704	764	1,251	838	1,057				354	50.3%	704	1,057	354	50.3%
Adjusted operating revenues	50,653	53,014	53,711	53,509	54,902				4,249	8.4%	50,653	54,902	4,249	8.4%

Benefits and expenses:
Benefits and claims	2,475	3,762	3,712	2,861	3,619				1,144	46.2%	2,475	3,619	1,144	46.2%
Future policy benefits remeasurement (gain)/loss	374	(49)	5,184	(163)	128				(246)	-65.7%	374	128	(246)	-65.7%
Amortization of DAC	357	250	300	298	291				(66)	-18.4%	357	291	(66)	-18.4%
Insurance commissions	187	271	272	(24)	199				12	6.3%	187	199	12	6.3%
Insurance expenses	1,171	1,209	1,134	1,149	1,160				(11)	-0.9%	1,171	1,160	(11)	-0.9%
Sales commissions	4,117	5,120	4,909	5,479	4,605				488	11.9%	4,117	4,605	488	11.9%
Interest expense	6,771	6,099	6,093	6,070	6,004				(767)	-11.3%	6,771	6,004	(767)	-11.3%
Adjusted other operating expenses	46,913	35,413	37,821	38,831	46,924				12	nm	46,913	46,924	12	nm
Adjusted benefits and expenses	62,363	52,074	59,425	54,501	62,930				567	0.9%	62,363	62,930	567	0.9%
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)				$3,682	31.4%	$(11,710)	$(8,028)	$3,682	31.4%

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2025
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$625,072	$625,072	$-	16.8%	16.0%

Fixed Income:
Treasury	16,657	16,817	(161)	0.4%	0.4%	3.3%	AAA
Government	249,364	261,817	(12,453)	6.7%	6.7%	3.3%	AA-
Tax-Exempt Municipal	31,762	35,348	(3,586)	0.9%	0.9%	2.7%	AA
Corporate	1,574,567	1,644,236	(69,669)	42.2%	42.1%	4.3%	BBB+
Mortgage Backed	561,767	618,107	(56,340)	15.1%	15.8%	3.9%	AAA
Asset Backed	200,602	204,380	(3,778)	5.4%	5.2%	4.6%	A+
Cmbs	101,174	110,935	(9,761)	2.7%	2.8%	3.7%	AA-
Private	339,813	352,959	(13,146)	9.1%	9.0%	5.2%	BBB+
Redeemable Preferred	3,788	4,248	(460)	0.1%	0.1%	5.2%	BBB-
Total Fixed Income	3,079,495	3,248,848	(169,353)	82.5%	83.3%	4.2%	A

Equities and Other:
Perpetual Preferred	3,450	3,450	-	0.1%	0.1%
Common Stock	19,622	19,622	(0)	0.5%	0.5%
Mutual Fund	3,937	3,937	0	0.1%	0.1%
Total Equities	27,010	27,010	(0)	0.7%	0.7%

Total Invested Assets	$3,731,576	$3,900,930	$(169,353)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$213,148	$222,475	$(9,327)	13.5%	13.5%
Energy	197,640	204,973	(7,333)	12.6%	12.5%
Consumer Non Cyclical	148,160	159,291	(11,131)	9.4%	9.7%
Reits	135,508	144,344	(8,836)	8.6%	8.8%
Consumer Cyclical	133,573	139,746	(6,173)	8.5%	8.5%
Banking	102,353	101,920	432	6.5%	6.2%
Technology	101,715	105,796	(4,081)	6.5%	6.4%
Electric	100,729	104,243	(3,514)	6.4%	6.3%
Capital Goods	92,453	95,301	(2,848)	5.9%	5.8%
Basic Industry	67,071	72,585	(5,514)	4.3%	4.4%
Communications	66,808	69,735	(2,927)	4.2%	4.2%
Finance Companies	61,722	63,416	(1,695)	3.9%	3.9%
Transportation	58,284	60,337	(2,053)	3.7%	3.7%
Brokerage	54,527	57,286	(2,759)	3.5%	3.5%
Natural Gas	24,309	24,409	(100)	1.5%	1.5%
Industrial Other	5,982	6,730	(748)	0.4%	0.4%
Financial Other	4,768	4,934	(166)	0.3%	0.3%
Utility Other	3,810	4,391	(582)	0.2%	0.3%
Owned No Guarantee	2,009	2,325	(316)	0.1%	0.1%
Total Corporate portfolio	$1,574,567	$1,644,236	$(69,669)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$321,794	$323,027	$(1,233)	10.4%	9.9%	4.4%
1-2 Yrs.	298,456	304,010	(5,553)	9.7%	9.4%	3.7%
2-5 Yrs.	737,003	755,091	(18,087)	23.9%	23.2%	4.3%
5-10 Yrs.	1,172,511	1,275,136	(102,624)	38.1%	39.2%	3.8%
> 10 Yrs.	549,729	591,585	(41,856)	17.9%	18.2%	5.1%
Total Fixed Income	$3,079,495	$3,248,848	$(169,353)	100.0%	100.0%	4.2%

Duration

Fixed Income portfolio duration	5.1	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 17

Investment Portfolio - Quality Ratings As of March 31, 2025	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$618,015	19.0%
AA	442,642	13.6%
A	795,928	24.5%
BBB	1,353,400	41.7%
Below Investment Grade	35,900	1.1%
NA	2,963	0.1%
Total Fixed Income	$3,248,848	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$7,175	0.4%	AAA	$-	—
AA	78,862	4.8%	AA	8,873	2.5%
A	447,028	27.2%	A	90,417	25.6%
BBB	1,077,124	65.5%	BBB	252,609	71.6%
Below Investment Grade	33,871	2.1%	Below Investment Grade	1,060	0.3%
NA	176	0.0%	NA	-	—
Total Corporate	$1,644,236	100.0%	Total Private	$352,959	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$45,771	41.3%	AAA	$490,181	79.3%
AA	10,061	9.1%	AA	127,751	20.7%
A	49,518	44.6%	A	96	0.0%
BBB	5,585	5.0%	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	58	0.0%
NA	-	—	NA	21	0.0%
Total CMBS	$110,935	100.0%	Total Mortgage-Backed	$618,107	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$43,236	21.2%	AAA	$30,979	11.1%
AA	35,056	17.2%	AA	155,127	55.7%
A	125,177	61.2%	A	76,944	27.6%
BBB	-	—	BBB	12,818	4.6%
Below Investment Grade	911	0.4%	Below Investment Grade	-	—
NA	-	—	NA	2,766	1.0%
Total Asset-Backed	$204,380	100.0%	Total Treasury & Government	$278,634	100.0%

NAIC Designations

1	$1,547,215	55.6%
2	1,194,120	42.9%
3	35,977	1.3%
4	6,348	0.2%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	2,783,660	100.0%
Other (3)	492,217
Cash and cash equivalents	625,072
Total Invested Assets	$3,900,948

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 17

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q1
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$29,936	$30,618	$31,990	$32,867	$33,513				$3,577	11.9%
Fixed-maturity securities (held-to-maturity)	15,785	15,659	15,908	15,300	14,669				(1,116)	-7.1%
Equity Securities	390	323	324	327	314				(76)	-19.5%
Deposit asset underlying 10% reinsurance treaty	2,311	2,211	2,129	2,007	1,857				(454)	-19.6%
Deposit asset - Mark to Market	(137)	189	1,830	(846)	530				667	nm
Policy loans and other invested assets	461	544	402	139	1,032				571	123.8%
Cash & cash equivalents	6,981	6,640	6,540	5,739	6,519				(462)	-6.6%
Total investment income	55,727	56,183	59,123	55,533	58,435				2,708	4.9%
Investment expenses	2,136	2,072	2,106	2,099	2,095				(41)	-1.9%
Interest Expense on Surplus Note	15,785	15,659	15,908	15,300	14,669				(1,116)	-7.1%
Net investment income	$37,806	$38,452	$41,109	$38,134	$41,671				$3,865	10.2%
Fixed income book yield, end of period	3.93%	4.01%	4.09%	4.14%	4.21%
New money yield	5.70%	5.78%	5.42%	5.32%	5.47%

									YOY Q1
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	18.9%	18.3%	19.4%	19.5%	19.0%				0.1%
AA	14.8%	14.1%	13.2%	13.1%	13.6%				-1.2%
A	24.1%	24.3%	24.2%	24.4%	24.5%				0.4%
BBB	40.5%	41.9%	41.8%	41.7%	41.7%				1.2%
Below Investment Grade	1.6%	1.5%	1.2%	1.2%	1.1%				-0.5%
NA	0.0%	0.0%	0.1%	0.1%	0.1%				0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%				—

Average rating by amortized cost	A	A	A	A	A

		As of March 31, 2025				As of March 31, 2025			As of March 31, 2025
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Province of Ontario Canada	$15,182	$15,118	A+	Canada	$88,576	$94,387	AAA	$—	$—
2	Canada	14,825	15,215	AAA	United Kingdom	24,065	23,739	AA	—	—
3	Province of Alberta Canada	14,522	14,857	AA-	Australia	23,730	24,414	A	11,259	12,444
4	Sempra	14,154	15,290	BBB+	Cayman Islands (The)	15,965	15,518	BBB	11,982	12,368
5	Province of Quebec Canada	13,700	13,723	AA-	Ireland	13,138	12,432	Below Investment Grade	—	—
6	Realty Income Corp	13,431	13,999	A-	Mexico	10,237	10,233	NA	—	—
7	Ontario Teachers' Pension Plan	13,383	14,104	AA+	Bermuda	7,718	8,128	Total	$23,241	$24,812
8	Deutsche Telekom AG	12,823	12,797	A-	France	7,567	7,736
9	Berkshire Hathaway Inc	12,669	12,555	AA	Luxembourg	5,106	4,756
10	Province of New Brunswick Cana	12,641	12,767	A+	Germany	5,068	5,017	Non-Government Investments (1)
11	ONEOK Inc	12,475	12,905	BBB	Netherlands (The)	4,448	4,578
12	Government of Newfoundland and	11,555	11,912	A	Japan	3,738	3,700	AAA	$—	$—
13	Intact Financial Corp	11,554	11,247	A+	Malta	3,577	3,573	AA	4,875	4,950
14	Manulife Financial Corp	10,876	11,419	A	Switzerland	3,327	3,703	A	59,463	60,374
15	Province of Nova Scotia Canada	10,644	10,842	AA-	Italy	2,019	1,881	BBB	147,234	152,013
16	Province of Manitoba Canada	10,333	10,652	A+	Emerging Markets (2)	10,843	11,517	Below Investment Grade	3,547	3,319
17	Goldman Sachs Group Inc/The	9,754	9,804	BBB+	All Other	10,839	11,754	NA	1,601	1,601
18	Morgan Stanley	9,733	9,690	BBB+	Total	$239,961	$247,068	Total	$216,720	$222,256
19	Province of Saskatchewan Canad	9,604	9,517	AA
20	ConocoPhillips	9,351	10,720	A-
21	Alimentation Couche-Tard Inc	9,191	9,471	BBB+
22	Citigroup Inc	8,923	9,006	BBB+
23	Tokyo Century Corp	8,761	8,979	BBB
24	Walmart Inc	8,641	8,701	AA
25	NextEra Energy Inc	8,582	8,546	A-
	Total	$287,310	$293,836

	% of total fixed income portfolio	7.7%	7.5%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
16 of 17

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2020	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Recruits	400,345	349,374	359,735	361,925	445,425	110,710	96,563	142,655	95,497	100,867

Life-insurance licensed sales force, beginning of period	130,522	134,907	129,515	135,208	141,572	141,572	142,855	145,789	148,890	151,611
New life-licensed representatives	48,106	39,622	45,147	49,096	56,320	12,949	14,402	14,349	14,620	12,339
Non-renewal and terminated representatives	(43,721)	(45,014)	(39,454)	(42,732)	(46,281)	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)
Life-insurance licensed sales force, end of period	134,907	129,515	135,208	141,572	151,611	142,855	145,789	148,890	151,611	152,167

Issued term life policies	352,868	323,855	291,918	358,860	370,396	86,587	100,768	93,377	89,664	86,415

Issued term life face amount	$109,436	$108,521	$103,822	$119,102	$122,233	$28,725	$33,155	$30,793	$29,560	$28,455

Term life face amount in-force, beginning of period	$808,262	$858,818	$903,404	$916,808	$944,609	$944,609	$947,101	$950,880	$957,811	$953,583
Issued term life face amount	109,436	108,521	103,822	119,102	122,233	28,725	33,155	30,793	29,560	28,455
Terminated term life face amount	(60,848)	(64,798)	(82,894)	(94,230)	(103,872)	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)
Foreign currency impact, net	1,968	862	(7,524)	2,929	(9,387)	(2,911)	(1,134)	1,402	(6,744)	(77)
Term life face amount in force, end of period	$858,818	$903,404	$916,808	$944,609	$953,583	$947,101	$950,880	$957,811	$953,583	$956,981

Estimated annualized issued term life premium
Premium from new policies	$303.6	$297.2	$271.9	$302.4	$318.0	$73.1	$86.7	$80.2	$78.1	$74.4
Additions and increases in premium	68.9	77.0	76.7	74.3	74.7	18.1	19.9	18.8	17.9	18.5
Total estimated annualized issued term life premium	$372.5	$374.2	$348.5	$376.6	$392.7	$91.2	$106.5	$99.0	$96.0	$93.0

Investment & Savings product sales	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3

Investment & Savings average client asset values	$69,709	$89,993	$87,193	$89,474	$105,742	$99,502	$102,993	$108,152	$112,323	$113,018

Closed U.S. Mortgage Volume (brokered)	$442.5	$1,229.2	$567.2	$293.4	$397.4	$71.4	$99.6	$105.4	$121.0	$93.5

17 of 17